UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2025

Brag House Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42525	87-4032622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Park Street,
Montclair, NJ 07042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (413) 398-2845

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TBH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2025, Brag House Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Cash Purchase Agreement”) with CleanCore Solutions, Inc. (“CleanCore”) pursuant to which the Company purchased pre-funded warrants to purchase 4,000,000 shares of CleanCore’s class B common stock (the “Cash Pre-Funded Warrants”) for a purchase price of $1.00 in cash per Cash Pre-Funded Warrant for a total purchase price of $4,000,000 in cash. The Company participated in CleanCore’s private offering of pre-funded warrants (the “Offering”) issued in exchange for consideration of cash, Dogecoin, Bitcoin, Ethereum, USDC, or USDT. The Offering closed on September 5, 2025.

The Cash Pre-Funded Warrants have a nominal exercise price of $0.0001 (subject to standard adjustments for stock splits, stock dividends, recapitalizations, mergers and similar transactions), include a cashless exercise provision, and may be exercised at any time commencing on the date that CleanCore files an amendment to its articles of incorporation to increase the number of authorized shares of CleanCore’s class B common stock to a level sufficient to permit the issuance of all securities contemplated pursuant to the Offering’s transaction documents until all of the Cash Pre-Funded Warrants are exercised in full, subject to the Exchange Cap (as defined below).

Until CleanCore receives stockholder approval for the issuance of all shares underlying all of the warrants issued pursuant to the Offering’s transaction documents, the aggregate number of shares of CleanCore’s class B common stock that may be issued upon exercise of such warrants may not exceed 19.99% of the number of shares of class B common stock issued and outstanding immediately prior to the signing of the Offering’s transaction documents, or 2,773,858 shares (the “Exchange Cap”).

The Cash Purchase Agreement and Cash Pre-Funded Warrant includes customary representations, warranties and covenants. They also provide that CleanCore will indemnify the Company, its affiliates and/or its respective directors, officers, shareholders, members, partners, employees and agents against certain liabilities against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Cash Purchase Agreement, CleanCore agreed that at any time during the period commencing from the six (6) month anniversary of the date of the Cash Purchase Agreement and ending at such time that all of the securities issued to the Company may be sold without the requirement for CleanCore to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if CleanCore (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and CleanCore shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to the Company’s other available remedies, CleanCore shall pay to the Company, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell its securities, an amount in cash equal to $1,000 per day of a Public Information Failure until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for that Purchaser to transfer its securities pursuant to Rule 144. In the event CleanCore fails to make such payments in a timely manner, other than during the pendency of any bona fide dispute over whether an alleged Public Information Failure has occurred, such payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

The foregoing summary of the terms and conditions of the Cash Purchase Agreement and the Cash Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of those documents attached as, respectively, Exhibits 10.1 and 4.1 hereto, which are incorporated herein by reference.

Registration Rights Agreement

In connection with the entrance into the Cash Purchase Agreement, the Company and CleanCore also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which CleanCore agreed to file a registration statement on Form S-3 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) within twenty (20) calendar days of the closing of the Offering (the “Filing Date”) in order to register all shares of class B common stock issuable upon exercise of the Cash Pre-Funded Warrants and any securities issued or then issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (the “Registrable Securities”), and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than thirty (30) calendar days following the Filing Date or, in the event of a full review by SEC, ninety (90) calendar days following the Filing Date (the “Effectiveness Date”). If: (i) the Registration Statement is not filed on or prior to the Filing Date, (ii) CleanCore fails to file with the SEC a request for acceleration of the Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act within five (5) trading days of the date that CleanCore is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review, (iii) prior to the effective date of the Registration Statement, CleanCore fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of the Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for the Registration Statement to be declared effective, (iv) the Registration Statement registering for resale all of the Registrable Securities, subject to the cutback limitations set forth in the Registration Rights Agreement, is not declared effective by the SEC by the Effectiveness Date, or (v) after the effective date of the Registration Statement, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in the Registration Statement, or the Purchasers are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any twelve (12) month period (any such failure or breach being referred to as an “Event”, and for the purposes of clauses (i) and (iv) above, the date on which such Event occurs, and for the purpose of clause (ii) above, the date on which such five (5) trading day period is exceeded, and for the purpose of clause (iii) above, the date which such ten (10) calendar day period is exceeded, and for the purpose of clause (v) above, the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Purchasers may have under the Registration Rights Agreement or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, CleanCore shall pay to the Company an amount in cash, as partial liquidated damages and not as a penalty, equal to $1,000 per day of such failure. If CleanCore fails to pay any partial liquidated damages in full within seven (7) days after the date payable, CleanCore will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

The Registration Rights Agreement includes customary covenants and provides that CleanCore will indemnify the Company, its affiliates and/or its respective directors, officers, shareholders, members, partners, employees and agents against certain liabilities.

The foregoing summary of the terms and conditions of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement attached as Exhibit 10.2 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Pre-Funded Warrant issued on September 5, 2025
10.1	Securities Purchase Agreement (Cash), dated September 1, 2025
10.2	Registration Rights Agreement, dated September 1, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2025	BRAG HOUSE HOLDINGS, INC.

	By:	/s/ Lavell Juan Malloy, II
	Name:	Lavell Juan Malloy, II
	Title:	Chief Executive Officer

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